UNITED INVESTORS ADVANTAGE GOLD
VARIABLE ACCOUNT

OF PROTECTIVE LIFE INSURANCE COMPANY

FINANCIAL STATEMENTS

DECEMBER 31, 2021

UNITED INVESTORS ADVANTAGE GOLD VARIABLE ACCOUNT

OF PROTECTIVE LIFE INSURANCE COMPANY

Index

Page(s)
Report of Independent Registered Public Accounting Firm	1 - 2

Statement of Assets and Liabilities as of December 31, 2021	3

Statement of Operations for the year ended December 31, 2021	4

Statement of Changes in Net Assets for the year ended December 31, 2021	5

Statement of Changes in Net Assets for the year ended December 31, 2020	6

Notes to Financial Statements	7 - 12

Report of Independent Registered Public Accounting Firm

To the Contract Holders of United Investors Advantage Gold Variable Account and the Board of Directors of Protective Life Insurance Company:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the subaccounts listed in Appendix A that comprise United Investors Advantage Gold Variable Account (the Separate Account) of Protective Life Insurance Company as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the three-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Separate Account as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for the years ended December 31, 2018 were audited by other independent registered public accountants whose report, dated April 26, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the underlying mutual funds or their transfer agents. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Protective Life Insurance Company separate accounts since 2019.

Birmingham, Alabama
April 12, 2022

Appendix A

Subaccounts

Ivy VIP Asset Strategy

Ivy VIP Balanced

Ivy VIP Core Equity

Ivy VIP Corporate Bond

Ivy VIP Global Growth

Ivy VIP Government Money Market

Ivy VIP Growth

Ivy VIP High Income

Ivy VIP Science and Technology

Ivy VIP Small Cap Growth

United Investors Advantage Gold Variable Account

of Protective Life Insurance Company

Statement of Assets and Liabilities

December 31, 2021

	Ivy VIP
	Asset Strategy	Balanced	Core Equity	Corporate Bond	Global Growth	Government Money Market	Growth	High Income	Science and Technology	Small Cap Growth

ASSETS
Investments at Fair Value	$3,848,559	$3,250,460	$8,434,239	$817,516	$1,749,745	$174,252	$10,813,849	$1,248,927	$9,385,975	$4,559,577
Receivable from Protective Life Insurance Company	97,881	82,580	135,240	56,068	40,943	32,178	89,363	15,234	359	174
Total Assets	3,946,440	3,333,040	8,569,479	873,585	1,790,687	206,430	10,903,212	1,264,160	9,386,335	4,559,751

LIABILITIES
Payable to Protective Life Insurance Company	2,322	1,750	1,878	187	67	7	1,406	48	32,197	11,922
Net Assets	$3,944,117	$3,331,290	$8,567,601	$873,398	$1,790,621	$206,424	$10,901,806	$1,264,113	$9,354,137	$4,547,829

Units Outstanding	96,255	101,672	223,936	42,300	87,712	17,626	244,548	42,391	168,567	147,250

Shares Owned in each Portfolio	377,724	346,206	476,750	145,171	363,493	174,252	728,156	368,133	318,105	416,876

Investment Fair Value per Share	10.19	9.39	17.69	5.63	4.81	1.00	14.85	3.39	29.51	10.94

Investment in Fund shares, at Cost	$3,464,073	$2,728,973	$5,831,038	$793,755	$1,796,114	$174,252	$7,819,113	$1,257,228	$7,651,649	$4,136,782

Note: Totals may not appear to foot/crossfoot due to rounding

The accompanying notes are an integral part of these financial statements

United Investors Advantage Gold Variable Account

of Protective Life Insurance Company

Statement of Operations

For the year ended December 31, 2021

	Ivy VIP
	Asset Strategy	Balanced	Core Equity	Corporate Bond	Global Growth	Government Money Market	Growth	High Income	Science and Technology	Small Cap Growth

INVESTMENT INCOME

Dividend Income	$60,332	$33,300	$43,463	$16,094	$975	$7	$-	$74,163	$-	$47,061

EXPENSES

Mortality, Expense Risk Charges, and Administrative Fees	53,914	45,979	110,915	11,306	24,423	2,823	139,132	17,564	130,282	69,356

Net Investment Income (Loss)	6,418	(12,679)	(67,452)	4,788	(23,448)	(2,816)	(139,132)	56,599	(130,282)	(22,295)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on Redemption of Investment Shares	84,955	77,196	291,880	10,471	(18,642)	-	291,145	(685)	428,102	118,905
Capital Gain Distributions	390,795	202,945	304,878	32,869	82,755	-	962,227	-	2,698,756	575,973
Net Realized Gain (Loss) on Investments	475,750	280,142	596,758	43,340	64,113	-	1,253,372	(685)	3,126,858	694,879

Change in Unrealized Appreciation (Depreciation) on Investments	(148,585)	174,801	1,375,986	(67,346)	223,299	-	1,391,777	853	(1,808,841)	(523,347)

Net Realized and Unrealized Gain (Loss) on Investments	327,165	454,942	1,972,744	(24,006)	287,412	-	2,645,149	169	1,318,016	171,532

Net Increase (Decrease) in Net Assets Resulting from Operations	$333,583	$442,263	$1,905,293	$(19,219)	$263,964	$(2,816)	$2,506,017	$56,768	$1,187,734	$149,237

Note: Totals may not appear to foot/crossfoot due to rounding

The accompanying notes are an integral part of these financial statements

United Investors Advantage Gold Variable Account

of Protective Life Insurance Company

Statement of Changes in Net Assets

For the year ended December 31, 2021

	Ivy VIP
	Asset Strategy	Balanced	Core Equity	Corporate Bond	Global Growth	Government Money Market	Growth	High Income	Science and Technology	Small Cap Growth

FROM OPERATIONS

Net Investment Income (Loss)	$6,418	$(12,679)	$(67,452)	$4,788	$(23,448)	$(2,816)	$(139,132)	$56,599	$(130,282)	$(22,295)

Net Realized Gain (Loss) on Investments	475,750	280,142	596,758	43,340	64,113	-	1,253,372	(685)	3,126,858	694,879

Change in Unrealized Appreciation (Depreciation) on Investments	(148,585)	174,801	1,375,986	(67,346)	223,299	-	1,391,777	853	(1,808,841)	(523,347)

Net Increase (Decrease) in Net Assets Resulting from Operations	333,583	442,263	1,905,293	(19,219)	263,964	(2,816)	2,506,017	56,768	1,187,734	149,237

CONTRACT OWNERS’ TRANSACTIONS

Proceeds from Sales	9,944	50,843	1,833	28,424	-	-	61,743	21,970	44,524	35,176
NetTransfer (to) from Affiliate and Subaccounts	14,264	46,151	94,234	103,362	24,770	85,277	40,923	49,552	(7,186)	74,262
Payments for Redemptions	(379,914)	(472,557)	(938,945)	(157,492)	(196,886)	(45,301)	(1,008,470)	(92,908)	(871,103)	(671,083)
Contract Maintenance Fees	(266)	(183)	(446)	(51)	(193)	(74)	(782)	(55)	(765)	(444)

Net Increase (Decrease) in Net Assets Resulting from Variable Annuity Contract Transactions	(355,973)	(375,746)	(843,325)	(25,757)	(172,309)	39,901	(906,585)	(21,441)	(834,531)	(562,090)

Total Increase (Decrease) in Net Assets	(22,390)	66,517	1,061,968	(44,976)	91,654	37,085	1,599,431	35,327	353,204	(412,853)

NET ASSETS

Beginning of Period	3,966,507	3,264,773	7,505,633	918,374	1,698,967	169,339	9,302,375	1,228,786	9,000,933	4,960,682

End of Period	$3,944,117	$3,331,290	$8,567,601	$873,398	$1,790,621	$206,424	$10,901,806	$1,264,113	$9,354,137	$4,547,829

Note: Totals may not appear to foot/crossfoot due to rounding

The accompanying notes are an integral part of these financial statements

United Investors Advantage Gold Variable Account

of Protective Life Insurance Company

Statement of Changes in Net Assets

For the year ended December 31, 2020

	Ivy VIP
	Asset Strategy	Balanced	Core Equity	Corporate Bond	Global Growth	Government Money Market	Growth	High Income	Science and Technology	Small Cap Growth

FROM OPERATIONS

Net Investment Income (Loss)	$24,260	$196	$(58,092)	$11,697	$(15,381)	$(3,099)	$(120,078)	$65,491	$(108,672)	$(56,318)

Net realized Gain (loss) on Investments	107,813	160,019	455,469	18,903	(156,599)	-	1,282,326	(11,017)	1,474,646	(50,738)

Change in Unrealized Appreciation (Depreciation) on Investments	319,968	193,625	900,319	61,286	423,188	-	1,039,383	(1,740)	1,009,052	1,437,763

Net Increase (Decrease) in Net Assets Resulting from Operations	452,041	353,840	1,297,696	91,886	251,208	(3,099)	2,201,631	52,734	2,375,026	1,330,707

CONTRACT OWNERS’ TRANSACTIONS

Proceeds from Sales	900	-	6,361	999	767	-	4,420	-	2,428	4,367
Net Transfer (to) From Affiliate and Subaccounts	(142,666)	138,644	(181,251)	(37,361)	(161,410)	98,813	(635,578)	85,381	(497,606)	(227,856)
Payments for Redemptions	(398,046)	(511,264)	(797,328)	(194,794)	(120,415)	(21,425)	(911,232)	(130,207)	(751,590)	(415,241)
Contract Maintenance Fees	(330)	(218)	(568)	(78)	(246)	(101)	(992)	(76)	(964)	(513)

Net Increase (Decrease) in Net Assets Resulting from Variable Annuity Contract Transactions	(540,142)	(372,838)	(972,786)	(231,234)	(281,304)	77,287	(1,543,382)	(44,902)	(1,247,732)	(639,243)

Investment Fair Value per Share	(88,101)	(18,998)	324,910	(139,348)	(30,096)	74,188	658,249	7,832	1,127,294	691,464

Investment in Fund shares, at Cost

Beginning of Period	4,054,608	3,283,771	7,180,723	1,057,722	1,729,063	95,151	8,644,126	1,220,954	7,873,639	4,269,218

End of Period	$3,966,507	$3,264,773	$7,505,633	$918,374	$1,698,967	$169,339	$9,302,375	$1,228,786	$9,000,933	$4,960,682

Note: Totals may not appear to foot/crossfoot due to rounding

The accompanying notes are an integral part of these financial statements

UNITED INVESTORS ADVANTAGE GOLD VARIABLE ACCOUNT

OF PROTECTIVE LIFE INSURANCE COMPANY

Notes to Financial Statements

(1) Organization

The United Investors Advantage Gold Variable Account (the “Separate Account”) was established on September 15, 1999, as a segregated account of United Investors Life Insurance Company (“UILIC”) in connection with the issuance of annuity contracts (the “contracts”) by the Advantage Gold Variable Account. Prior to December 31, 2010, UILIC was a wholly owned subsidiary of Torchmark Corporation. On December 31, 2010, Protective Life Insurance Company (“PLICO”), a wholly owned subsidiary of Protective Life Corporation (“PL”), purchased all of the outstanding stock of UILIC.  Effective July 1, 2012, UILIC merged with and into its direct parent, PLICO.  As a result of this merger, PLICO remained as the surviving legal entity.  Variable annuity contracts of UILIC are contracts of PLICO. PLICO services and maintains those contracts in accordance with their terms.  The merger encompassed both the general and separate account balances. PL and its subsidiaries are wholly owned subsidiaries of Dai-ichi Life Holdings, Inc., a kabushiki kaisha organized under the laws of Japan.

New contracts are no longer being sold but holders of existing contracts may make additional deposits. The investment options available under the contracts have been registered as a unit investment trust under the Investment Company Act of 1940.  The Separate Account follows the accounting and reporting guidance in ASC Topic 946, “Financial Services – Investment Companies”.

The Separate Account is divided into ten subaccounts. Each subaccount invests exclusively in shares of a single mutual fund.  During the years ended December 31, 2021 and 2020 assets were invested in all ten of the subaccounts.

Ivy VIP Asset Strategy	Ivy VIP Government Money Market
Ivy VIP Balanced	Ivy VIP Growth
Ivy VIP Core Equity	Ivy VIP High Income
Ivy VIP Corporate Bond	Ivy VIP Science and Technology
Ivy VIP Global Growth	Ivy VIP Small Cap Growth

Gross premiums from the contracts are allocated to the subaccounts in accordance with contract owner instructions and are recorded as variable annuity contract transactions in the statement of changes in net assets.  Such amounts are used to provide account funds to pay contract values under the contracts.  Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from PLICO other assets and liabilities.

Contract owners may allocate some or all of applicable gross premiums or transfer some or all of the contract value to the Guaranteed Account, which is part of PLICO’s General Account.  The assets of PLICO’s General Account support its insurance and annuity obligations and are subject to PLICO’s general liabilities from business operations.  The Guaranteed Account’s balance as of December 31, 2021 was approximately $3.6 million.

Beginning in the first quarter of 2020, the outbreak of COVID-19, created significant economic and social disruption and impacted various operational and financial aspects of PLICO’s business. Certain impacts from COVID-19 continued into 2021, including increased claims in both the life insurance and annuity blocks. The pandemic may continue to impact PLICO’s earnings based on, amongst other factors, the volume and severity of claims related to COVID-19 and the financial disruption caused by the pandemic, which could impact PLICO’s investment portfolio. Management will continue to monitor developments, and their impact on the fair value of the subaccounts in which the separate account invests.

UNITED INVESTORS ADVANTAGE GOLD VARIABLE ACCOUNT

OF PROTECTIVE LIFE INSURANCE COMPANY

Notes to Financial Statements

(2) Significant Accounting Policies

Investment Valuation

Investments are made and measured in shares and are valued at the net asset values of the respective fund portfolios (“Funds”), whose investments are stated at fair value.  The investments of each subaccount are presented net of management fees and other operating expenses incurred by the Funds. Transactions with the Funds are recognized on the trade date.

Net Realized Gains and Losses

Net realized gains and losses on investments include gains and losses on redemptions of the Funds’ shares determined for each product using a weighted average cost basis and capital gain distributions from the Funds.

Dividend Income and Capital Gain Distributions

Dividend income and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the fund. Ordinary dividend and capital gain distributions are recognized within net investment income and net realized gains, respectively, as recorded in the financial statements of the underlying fund.

Net Transfers (to) from Affiliate or Subaccounts

Net transfers (to) from affiliate or subaccounts include transfers of all or part of the contract owner’s interest to or from another subaccount or to the General Account of PLICO.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from the estimates reported in the accompanying financial statements.

Federal Income Taxes

The results of the operations of the Separate Account are included in the federal income tax return of PL. Under the provisions of the contracts, PLICO has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been made against the Separate Account for such tax during the year ended December 31, 2021. Management will periodically review the application of this policy in the event of changes in tax law. Accordingly, a change may be made in future years to consider charges for any federal income taxes that would be attributable to the contracts.

Annuity Payouts

Net assets allocated to contracts in the annuity payout (period) are computed according to the 1983 Individual Annuity Mortality Table. The assumed investment return is 4.0% per year unless the annuitant elects otherwise. The mortality risk is fully borne by PLICO and may result in additional amounts being transferred into the Separate Account by PLICO to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to PLICO for the calculated or excess differential.

Risks and Uncertainties

The Separate Account provides for various subaccount investment options in any combination of mutual funds, each of which bears exposure to the market, credit, and liquidity risks of the underlying portfolio in which it invests.  Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term could materially affect investment balances, the amounts reported in the statements of assets and liabilities, of operations and of changes in net assets. Accordingly, these financial statements should be read in conjunction with the financial statements and footnotes of the underlying mutual funds.

UNITED INVESTORS ADVANTAGE GOLD VARIABLE ACCOUNT

OF PROTECTIVE LIFE INSURANCE COMPANY

Notes to Financial Statements

(3) Fair Value of Financial Instruments

The Separate Account determined the fair value of its financial instruments based on the fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Separate Account has categorized its financial instruments based on the priority of the inputs to the valuation technique, into the three level hierarchy as outlined within the applicable guidance.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.  As there are no level 2 or level 3 assets in any period presented, disclosure of transfers between levels and disclosure of a reconciliation of level 3 assets is not required.  In addition, there are no other financial assets or non-financial assets valued on a non-recurring basis.

Financial assets recorded at fair value in the statement of assets and liabilities are categorized as follows:

•     Level 1:  Unadjusted quoted prices for identical assets or liabilities in an active market.

•     Level 2:  Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.  Level 2 inputs include the following:

a)             Quoted prices for similar assets in active markets

b)             Quoted prices for identical or similar assets in non-active markets

c)              Inputs other than quoted market prices that are observable

d)             Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•     Level 3:  Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.  They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

Determination of Fair Values

The Separate Account determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy for all financial statement periods presented herein and consist of open-ended mutual funds. Participants may, without restriction, transact at the daily net asset value (“NAV”) of the mutual funds. The NAV represents the daily per share value based on the fair value of the underlying portfolio of investments of the respective mutual funds.

(4) Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments, including distributions received and reinvested, for the year ended December 31, 2021, are as follows:

	Purchases	Sales
Ivy VIP Asset Strategy	$467,300	$521,619
Ivy VIP Balanced	317,224	583,534
Ivy VIP Core Equity	494,113	1,233,375
Ivy VIP Corporate Bond	118,645	162,627
Ivy VIP Global Growth	116,094	269,974
Ivy VIP Government Money Market	95,750	90,838
Ivy VIP Growth	1,216,350	1,387,797
Ivy VIP High Income	128,046	108,073
Ivy VIP Science and Technology	2,836,826	1,071,045
Ivy VIP Small Cap Growth	688,883	685,547

UNITED INVESTORS ADVANTAGE GOLD VARIABLE ACCOUNT

OF PROTECTIVE LIFE INSURANCE COMPANY

Notes to Financial Statements

(5) Related Party Transactions

In the ordinary course of business, certain expenses are assessed by the Separate Account and paid to PLICO. These expenses include mortality and expense charges and contract maintenance charges (including annual contract charges and administrative fees), which comprise Mortality, Expense Risk Charges, and Administrative Fees within the Statement of Operations and Contract Maintenance Fees within the Statement of Changes in Net Assets, respectively. The payment of these expenses to PLICO is recognized as Net Transfers (to) from Affiliate and Subaccounts within the Statement of Changes in Net Assets. PLICO assumes mortality risks associated with the annuity contracts as well as all expenses involving administration and maintenance of the contracts, as benefits paid and expenses may exceed contract value and charges assessed. In return, the Separate Account assesses a daily charge, amounting to an aggregate of 1.25% per annum, through a reduction in unit value based on assets for mortality and expense risk, which is then paid to PLICO.  Additionally, the Separate Account assesses against each contract participating in the Separate Account an annual contract charge of $25 through a redemption of units on each contract anniversary, of each calendar year whether or not any purchase payments have been made during the year.  In addition to the annual contract charge, an administrative fee is deducted through a reduction in unit value at an annual effective rate of 0.15% of the average daily net assets of each portfolio to compensate PLICO for expenses in administering the Advantage Gold Variable Account and the contract.

Proceeds payable on the redemption of units and early annuitizations are reduced by the amount of any applicable contingent deferred sales charge due to PLICO.  The percentage charged (0.00% to 7.00%) is assessed through the redemption of units and is based upon the number of full years which have elapsed between the date the contract was purchased and the surrender date.

(6) Changes in Units Outstanding

The changes in units outstanding for the years ended December 31, 2021 and 2020 were as follows:

	2021			2020
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Ivy VIP Asset Strategy	563	12,360	(11,796)	1,580	17,498	(15,918)
Ivy VIP Balanced	2,753	17,871	(15,117)	8,505	23,867	(15,362)
Ivy VIP Core Equity	4,388	33,859	(29,471)	3,282	40,268	(36,986)
Ivy VIP Corporate Bond	3,665	7,831	(4,166)	1,395	13,398	(12,003)
Ivy VIP Global Growth	1,679	12,961	(11,282)	1,952	22,758	(20,806)
Ivy VIP Government Money Market	9,604	8,871	733	105,871	98,341	7,530
Ivy VIP Growth	6,956	32,166	(25,210)	2,318	55,296	(52,978)
Ivy VIP High Income	1,896	3,130	(1,234)	4,415	6,105	(1,690)
Ivy VIP Science and Technology	2,721	17,752	(15,032)	2,170	32,965	(30,795)
Ivy VIP Small Cap Growth	2,220	19,262	(17,042)	3,942	31,608	(27,666)

Note: Totals may not appear to foot/crossfoot due to rounding.

UNITED INVESTORS ADVANTAGE GOLD VARIABLE ACCOUNT

OF PROTECTIVE LIFE INSURANCE COMPANY

Notes to Financial Statements

(7) Unit Values and Financial Highlights

A summary of the units outstanding, unit fair values, net assets for variable annuity contracts, investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total returns for each of the five years in the period ended December 31, 2021, were as follows:

	At December 31			For the year ended December 31

	Units		Net Asset	Investment Income	Expense
	(000s)	Unit Fair Value	(000s)	Ratio (a)	Ratio (b)	Total Return (c)
Ivy VIP Asset Strategy:
2021	96	$39.983	$3,944	1.53%	1.40%	8.92%
2020	108	36.709	3,967	1.90%	1.40%	12.31%
2019	124	32.687	4,055	2.00%	1.40%	20.10%
2018	157	27.217	4,270	1.86%	1.40%	-6.75%
2017	176	29.188	5,138	1.57%	1.40%	16.64%
Ivy VIP Balanced:
2021	102	31.970	3,331	1.01%	1.40%	14.37%
2020	117	27.954	3,265	1.28%	1.40%	12.54%
2019	132	24.840	3,284	1.98%	1.40%	20.41%
2018	157	20.630	3,248	1.63%	1.40%	-4.58%
2017	168	21.621	3,643	1.66%	1.40%	9.84%
Ivy VIP Core Equity:
2021	224	37.664	8,568	0.54%	1.40%	27.16%
2020	253	29.619	7,506	0.50%	1.40%	19.84%
2019	291	24.716	7,181	0.65%	1.40%	29.28%
2018	335	19.118	6,396	1.55%	1.40%	-5.84%
2017	388	20.303	7,883	0.44%	1.40%	19.09%
Ivy VIP Corporate Bond:
2021	42	19.327	873	1.80%	1.40%	-2.22%
2020	46	19.765	918	2.61%	1.40%	9.43%
2019	59	18.061	1,058	2.91%	1.40%	10.63%
2018	69	16.326	1,120	2.27%	1.40%	-3.26%
2017	80	16.877	1,347	2.15%	1.40%	2.58%
Ivy VIP Global Growth:
2021	88	19.949	1,791	0.06%	1.40%	16.24%
2020	99	17.162	1,699	0.35%	1.40%	18.91%
2019	120	14.432	1,729	8.11%	1.40%	24.19%
2018	143	11.621	1,662	1.81%	1.40%	-7.57%
2017	177	12.573	2,220	0.05%	1.40%	22.81%

UNITED INVESTORS ADVANTAGE GOLD VARIABLE ACCOUNT

OF PROTECTIVE LIFE INSURANCE COMPANY

Notes to Financial Statements

(7) Unit Values and Financial Highlights, continued

	At December 31			For the year ended December 31

	Units		Net Assets	Investment Income	Expense
	(000s)	Unit Fair Value	(000s)	Ratio (a)	Ratio (b)	Total Return (c)
Ivy VIP Government Money Market:
2021	18	$9.886	$206	0.00%	1.40%	-1.38%
2020	17	10.024	169	0.29%	1.40%	-1.02%
2019	9	10.127	95	2.56%	1.40%	0.41%
2018	26	10.086	261	1.50%	1.40%	0.12%
2017	27	10.074	275	0.61%	1.40%	-0.80%
Ivy VIP Growth:
2021	245	44.220	10,902	0.00%	1.40%	28.23%
2020	270	34.484	9,302	0.00%	1.40%	28.75%
2019	323	26.784	8,644	0.56%	1.40%	34.70%
2018	373	19.884	7,414	0.10%	1.40%	0.86%
2017	456	19.714	8,995	0.26%	1.40%	27.56%
Ivy VIP High Income:
2021	42	29.462	1,264	5.95%	1.40%	4.60%
2020	44	28.167	1,229	6.63%	1.40%	4.56%
2019	45	26.937	1,221	7.07%	1.40%	9.66%
2018	53	24.565	1,297	6.46%	1.40%	-3.47%
2017	60	25.449	1,538	5.51%	1.40%	5.21%
Ivy VIP Science and Technology:
2021	169	55.681	9,354	0.00%	1.40%	13.58%
2020	184	49.025	9,001	0.00%	1.40%	33.49%
2019	214	36.724	7,874	0.24%	1.40%	47.42%
2018	241	24.911	6,010	N/A	1.40%	-6.55%
2017	282	26.658	7,513	0.92%	1.40%	30.30%
Ivy VIP Small Cap Growth:
2021	147	30.965	4,548	0.99%	1.40%	2.55%
2020	164	30.194	4,961	0.00%	1.40%	35.76%
2019	192	22.240	4,269	N/A	1.40%	21.67%
2018	219	18.280	4,008	6.27%	1.40%	-5.45%
2017	260	19.333	5,032	N/A	1.40%	21.42%

(a)           This ratio represents dividends recorded by the division from the underlying mutual fund divided by the average net assets.  This ratio excludes the Expense Ratio.  N/A is noted if the fund did not pay any dividends.

(b)          This ratio represents the annualized contract expenses of the Separate Account, resulting in a direct reduction of unit values, consisting primarily of mortality and expense charges.  Charges that require redemption of contract owner units are excluded.

(c)           Total return is calculated using the beginning and ending unit value (before rounding for this presentation), which reflects the changes in the underlying fund values and reductions related to the Expense Ratio, for the period indicated.

N/A – indicates “not applicable.”

(8) Subsequent Events

The Separate Account has evaluated the effects of events subsequent to December 31, 2021, and through the date at which the financial statements were available to be issued. All accounting and disclosure requirements related to subsequent events are included in our financial statements.